EXHIBIT 10.71


                             CHEYENNE SOFTWARE, INC.
                             -----------------------

                      1987 Non-Qualified Stock Option Plan
                       Originally Adopted August 17, 1987

                       Adopted by the Board of Directors,
                 As Amended and Restated, on September 12, 1994
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          1.   Purpose:  The  purpose of the  Cheyenne Software, Inc.  1987 Non-
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Qualified Stock Option Plan (the "Plan") as hereinafter set forth, is  to enable

Cheyenne Software,  Inc. ("CSI"),  a Delaware  corporation,  and its  affiliated companies (hereinafter  referred to,  individually and/or  collectively, as  the

"Corporation") to  attract,  retain, and  reward  key managerial  employees  and consultants,  by offering  them an  opportunity  to have  a greater  proprietary interest  in and  closer identity  with the Corporation  and with  its financial success.  Options  granted under the Plan are not intended to be qualified stock options under Internal Revenue Code  Sec. 422A.  Proceeds  of  cash or  property received by  the Corporation from  the sale of  Common Stock of CSI  pursuant to options granted under the Plan will be used for general corporate purposes.

          2.   Administration.
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               (a)  The plan shall  be administered  by the  Board of  Directors

(the "Board")  of CSI, or a committee (the  "Committee") appointed by the Board.

The Committee shall be composed of not fewer than two (2) directors, all of  the members of  such Board,  if such  Board acts  as administrator  of the Plan,  or

Committee  shall be  disinterested  persons,  as defined  by  the provisions  of subparagraph 2(b).  The  Committee may have responsibilities in  addition to the

administration of  the Plan.   The  Executive or  Compensation Committee  may be

designated as the Committee which administers the Plan.  Subject to  the express provisions of the Plan, the


































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Committee  may  interpret the  Plan,  prescribe,  amend  and rescind  rules  and regulations relating  to it,  determine the terms  and provisions  of respective participants'  agreements (which  need not  be  identical) and  make such  other determinations as  it deems necessary or advisable for the administration of the

Plan.  The decisions of the Committee on matters within their jurisdiction under

the  Plan shall  be conclusive  and binding.    No member  of the  Board or  the

Committee  shall be liable  for any action  taken or determination  made in good faith.

               (b)  The term "disinterested person" as used  in this Plan, shall mean an administrator of the Plan who has  not at any time within one year prior to his/her service as an  administrator of the Plan  received, and who will  not during the term of his/her service receive,  a discretionary grant or award of a stock option or  stock appreciation rights under this Plan, or any other plan or

practice  of CSI  or any  of its affiliates.   Any  such person  shall otherwise

comply with  the requirements of Rule 16b-3 promulgated under the Securities Act of 1934, as amended, as from time to time in effect.

          3.   Eligibility.     Options may be  granted under this Plan  only to
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key managerial employees of the Corporation or its affiliates and to consultants

to  the Corporation.   The Committee shall  determine, within the  limits of the

express provisions of  the Plan, those key managerial  employees and consultants to whom, and the time or times at which, options shall be  granted.  The Commit-

tee shall  also determine the number of shares to be subject to each option, the duration  of each option, the  exercise price (option  price) under each option,

the  time or times within which (during the  term of the option) all or portions of  each option  may be  exercised,  and whether  cash, Common  Stock,  or other property  may be accepted in  full or partial  payment upon exercise  of a stock option.  In making such determinations, the Committee






























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
may take  into account the  nature of the  services rendered by  the employee or consultant, his/her  present and  potential contributions  to the  Corporation's success and such  other factors as  the Committee in  its discretion shall  deem relevant.

          4.   Common Stock.  Options may be granted for a number of  shares not
               ------------

to exceed, in the aggregate, 4,237,500 shares  of Common Stock, $0.01 par value,

of CSI, except as such number of shares shall be adjusted in accordance with the

provisions of  Section  6 hereof.   Such  shares may  be  either authorized  but

unissued shares or  reacquired shares or  other treasury shares.   In the  event

that any option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated or ceases to be exercisable for any other  reason without having  been fully exercised prior  to the end  of the period during  which options may be granted under  the Plan, the shares thereto-

fore subject to  such option, or to the unexercised portion thereof, shall again become  available for new options to  be granted under the  Plan to any eligible employee or consultant (including the holder of such former option) at an option price determined in accordance with Section 5(a) hereof, which price may then be greater or less than the option price of such former option.

          5.   Required  Terms and Conditions  of Options.   The options granted
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under the Plan shall be in  such form and upon such terms and  conditions as the

Committee shall from  time to time  determine subject to  the provisions of  the

Plan, including the following:

               (a)  Option Price.  The option  price of each  option to purchase
                    ------------

Common Stock  shall be  at either 100%  of the fair  market value of  the Common

Stock  subject to such  option at the  time such option  is granted,  or at such value to  be determined in accordance with procedures established by the Commit-

tee; provided that the option price shall in no event be less






























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
than the par value of the Common Stock subject to such option.

               (b)  Maximum  Term.   No option  shall be  exercisable after  the
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expiration of seven years from the date it is granted.

               (c)  Installment Exercise Limitations.   At the discretion of the
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Committee, options  may become exercisable  in such number of  cumulative annual installments as the Committee may establish.

               (d)  Termination of Option.  In the event an optionee shall cease
                    ---------------------

to be employed by the  Corporation for any reason other than death, the optionee shall have the right, subject  to the provisions of Sections 5(b) and  6 hereof,

to exercise  his option at any time within three  months after such cessation of employment,  but only as  to such number  of shares as  to which  his option was exercisable  at the date of  such cessation of  employment.  Notwithstanding the provisions of the  preceding sentence, (i) if cessation of  employment occurs by reason  of the  disability  (within the  meaning  of  Section 105(d)(4)  of  the

Internal Revenue Code), such three month period shall be extended to six months;

and (ii)  if employment  is terminated  at the  request of  the Corporation  for substantial cause, the  participant's right to exercise his  option shall termi-

nate at the time notice of termination of employment is given by the Corporation

to  such  optionee.   For purposes  of this  provision, substantial  cause shall include:  (i) the commission of a criminal act against, or in derogation of  the interest of  the Corporation, (ii) divulging confidential  information about the

Corporation to the public; (iii)  interference with the relationship between the

Corporation  and any supplier, client,  customer or similar  person; or (iv) the performance of  any similar action that  the Committee, in its  sole discretion,

may deem  to be  sufficiently injurious to  the interest  of the  Corporation to constitute substantial cause for
































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
termination.  If a  participant dies while in the  employ of the Corporation  or its subsidiaries or within three months  after cessation of such employment, his estate,  personal representative  or  the  person that  acquires  his option  by bequest  or inheritance or by reason of  his death shall have the right, subject to the provisions  of Section 5(b) and  6 hereof, to exercise his  option at any time within six months from the date of his death, but only as  to the number of shares as to which his option was exercisable on the date of his  death.  In any such event, unless so exercised within the period as aforesaid, the option shall terminate at the expiration of said period.  The time of cessation of employment and whether an authorized leave of absence or absence on military  or government service shall constitute cessation of  employment, for the purpose of the  Plan,

shall be determined by the Committee.

               (e)  Method of Exercise.  Options  may  be  exercised  by  giving
                    ------------------

written notice to  the Treasurer of CSI, stating the number  of shares of Common

Stock with respect to which the option  is being exercised and tendering payment therefor.  Payment for  Common Stock, whether in cash or  other shares of Common

Stock shall be made in full at the time that an option, or  any part thereof, is exercised.  Notwithstanding the foregoing, payment  for Common Stock may not  be made with  other shares of Common Stock acquired  through previous exercise of a stock option  under this  Plan if  such Common Stock  has not  been held  by the participant at least six months from date of exercise.

          6.   Adjustments.
               -----------

               (a)  The  aggregate of  shares  of Common  Stock with  respect to which options may be granted hereunder and the number  of shares of Common Stock subject to  each outstanding option,  may all be appropriately  adjusted, as the

Committee may determine, for any
































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
increase  or decrease  in the  number of shares  of issued  Common Stock  of CSI resulting from a subdivision or  consolidation of shares whether through reorga-

nization, payment  of a  share dividend  or other  increase or  decrease in  the number of such  shares outstanding effected without receipt  of consideration by

CSI; provided, however,  that no adjustment in the number of shares with respect to which  options may  be granted  under the  Plan or  in the  number of  shares subject to outstanding options shall be made except  in the event, and then only to the extent, that such adjustment, together  with all respective prior adjust-

ments which were not made as a  result of this provision, involves a net  change of more  than ten  percent (i) from  the number of  shares of Common  Stock with respect to  which options may be granted under the  Plan or (ii) with respect to each  outstanding option, from the  respective number of  shares of Common Stock subject thereto on the date of grant thereof.

               (b)  Subject  to any required action by  the stockholders, if CSI shall be  a party to  a transaction  involving a sale  of substantially all  its assets, a merger or a consolidation,  any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Com-

mon  Stock subject to the  option would have been entitled  if he actually owned the stock subject to the option immediately prior to the time  any such transac-

tion became effective; provided, however, that all unexercised options under the

Plan may be cancelled by  CSI as of the effective date of  any such transaction,

by giving  notice  to the  holders thereof  of its  intention  to do  so and  by permitting the exercise,  during the 30-day period preceding  the effective date of such transaction of all partly or wholly unexercised options in full (without regard to installment exercise limitations).

               (c)  In the case of dissolution of CSI, every option outstanding
































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
hereunder shall terminate; provided, however  that each option holder shall have

30 days' prior written notice of such  event, during which time he shall have  a right to  exercise his partly  or wholly unexercised  option (without  regard to installment exercise limitations).

               (d)  On  the basis  of  information known  to CSI,  the Committee shall make all determinations under this Section 6, including whether a transac-

tion involves a sale of substantially all CSI's assets; and all  such determina-

tions shall be conclusive and binding.

          7.   Option Agreements.  Each optionee  shall agree to  such terms and
               -----------------

conditions in connection with the  exercise of an option, including restrictions on the disposition  of the Common Stock  acquired upon the exercise  thereof, as

the  Committee may deem appropriate.   Option agreements  need not be identical.

The certificates evidencing the shares of Common Stock acquired upon exercise of an option may  bear a legend referring to the terms  and conditions contained in the respective option agreement and the Plan, and CSI may  place a stop transfer order with its transfer agent against the transfer of such shares.

          8.   Certain Legal and Other Requirements.
               ------------------------------------

               (a)  The obligation of the Corporation to sell and deliver Common

Stock under options  granted under the Plan  shall be subject to  all applicable laws, regulations, rules and approvals, including, but not by way of limitation,

the effectiveness of a  registration statement under the Securities Act of 1933,

or any  state securities laws, if deemed necessary  or appropriate by the Board,

of the  Common Stock reserved  for issuance upon  exercise of options.   Nothing

herein  shall be  construed  to  obligate the  Corporation  to  effect any  such

registration  or qualification.   The certificates  evidencing the  Common Stock

issued upon  exercise of  options may  be legended  to indicate a  lack of  such registration or qualification.  The Corporation may






























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
require any optionee, as  a condition of exercising his  option, or at any  time thereafter, to represent in writing that  he is acquiring (or has acquired)  the

Common Stock for his  own account and not with a  view to distribution; notwith-

standing the foregoing,  the Corporation's failure or refusal  to request and/or obtain such representation shall not be  construed as a waiver of any  provision hereof.

               (b)  A  participant shall have  no rights  as a  stockholder with respect to  any shares covered  by an option  granted to,  or exercised by,  him until the  date of delivery of a  stock certificate to him for  such shares.  No adjustment other  than pursuant to Section 6 hereof  shall be made for dividends or other  rights for  which the  record date  is prior  to the  date such  stock certificate is delivered.

          9.   Non-transferability.   During the  lifetime of  an optionee,  any
               -------------------

option granted to  him shall be exercisable  only by him  or by his guardian  or

legal representative.   No option shall be assignable or transferable, except by

will or  by the laws  of descent and  distribution.   The granting of  an option

shall impose no obligation upon the employee to exercise such option or right.

          10.  No Contract of Employment.  Neither the adoption of this Plan nor
               -------------------------

the grant of any option shall be deemed to obligate the  Corporation to continue the  employment of  any optionee for  any particular  period, or to  continue to retain any consultant, nor shall the granting  of an option constitute a request or consent to postpone the retirement date of any employee.

          11.  Indemnification  of Committee.  In addition  to such other rights
               -----------------------------

of indemnification as they may have as Directors or as members of the Committee,

the members


































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


of the Committee shall be indemnified  by the Corporation against the reasonable expenses,  including attorneys'  fees,  actually  and  necessarily  incurred  in connection with the defense of any action, suit or proceeding (or  in connection with  any appeal therein) to which they or any  of them may be a party by reason of any  action taken or failure to  act under or in connection  with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof  (provided such  settlement  is approved  by  independent legal  counsel selected by  the Corporation) or paid  by them in satisfaction of  a judgment in any such  action, suit or proceeding, except in relation  to matters as to which it  shall be  adjudged in such  action, suit  or proceeding that  such Committee member is liable  for gross negligence or  misconduct in the performance  of his duties; provided that within 60 days after institution of any such  action, suit or  proceeding, a Committee member shall,  in writing, offer the Corporation the opportunity, at its own expense, to handle and defend the same.

          12.  Termination and Amendment  of Plan.  No options  shall be granted
               ----------------------------------

under the Plan more  than ten years after  the date the  Plan was adopted.   The

Board, acting by a  majority of its members, exclusive of Board  members who are eligible to receive  options, without further action  on the part of  the stock-

holders, may from time to  time alter, amend or suspend  the Plan or any  option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not (i) change  the total number of shares of Common  Stock avail-

able for options  under the Plan, except as  provided in Section 6  hereof, (ii)

extend the duration  of the Plan,  (iii) increase the  maximum term of  options,

(iv)  decrease the  minimum option  price or  otherwise materially  increase the benefits accruing to participants under  the Plan, or (v) materially  modify the eligibility requirements of the Plan; and provided further, that no






























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such  action  shall materially  and  adversely  affect  any outstanding  options without the consent of the respective optionees.

          13.  Effective Date.
               --------------

               (a)  The Plan shall become effective  upon adoption by the Board;

provided, however, that it  shall be submitted for approval by the  holders of a majority of the  outstanding shares of  Common Stock of  the Corporation  within twelve months thereafter,  and options made available prior  to such stockholder approval  shall become  null and void  if such  stockholder approval is  not ob-

tained.

               (b)  The 1991 amendment  to paragraph 4 of the  Plan shall become effective as of the date  of stockholder approval and  adoption of the Plan,  as amended and restated, with the exception of the amendments contained in subpara-

graphs 2(a) and 2(b), which provisions shall become effective as of September 1,

1992.
























































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